Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is made and entered into as of June 18, 2004, by and among Ethyl Corporation, a Virginia Corporation (“Ethyl”), NewMarket Corporation, a Virginia corporation (the “New Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Ethyl, the Lenders and the Administrative Agent are parties to a certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to Ethyl;

WHEREAS, Ethyl and New Borrower consummated the Permitted NewMarket Reorganization immediately prior to this Amendment becoming effective, and accordingly, New Borrower now wishes to assume all rights, liabilities and obligations of Ethyl under the Credit Agreement and all “Loan Documents” as defined therein (the “NewMarket Assumption”), as well as to make certain modifications set forth herein;

WHEREAS, the Lenders, at the request of Ethyl and New Borrower, have agreed to permit the NewMarket Assumption and to make certain modifications to the Credit Agreement, all on the terms, and subject to the conditions, set forth herein;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, Ethyl, New Borrower, the Lenders and the Administrative Agent agree as follows:

1. Assumption.

(a) Ethyl hereby assigns, transfers and delegates all its right, title, interest, liabilities, duties and obligations in, to and under the Credit Agreement and the other “Loan Documents” as defined in the Credit Agreement to New Borrower, and New Borrower hereby accepts assignment, transfer and delegation of, and assumes, all of Ethyl’s right, title, interest, liabilities, duties and obligations in, to and under the Credit Agreement and such “Loan Documents” and covenants to perform all of Ethyl’s agreements, obligations and covenants as “Borrower” thereunder which accrue from and after the date hereof, acknowledging that the Lenders may have and exercise, as against New Borrower, all right, title, interest, powers and privileges of the Lenders under the Credit Agreement and the other “Loan Documents” as defined in the Credit

Agreement, until all of the payments and other obligations required of New Borrower, individually and as successor to Ethyl, thereunder have been paid or otherwise satisfied in full.

(b) Ethyl as Guarantor. From and after the effectiveness of this Agreement, Ethyl shall cease to be the “Borrower” under the Credit Agreement and shall become a Guarantor under the Ethyl Guaranty with all obligations, duties and liabilities of a Guarantor.

2. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Class”, “Foreign Collateral Documents”, “Foreign Guarantors”, “Foreign Guaranties”, “Foreign Intercompany Collateral”, “Foreign Intercompany Payables”, “Foreign Intercompany Security Agreements”, “Foreign Security Agreements”, “Foreign Subsidiary Payors” and “Requisite Class Lenders”, and replacing the definitions of “Change of Control”, “Guaranties”, “Pro Rata Share” and “Requisite Lenders” in their entirety with the following definitions:

“Change in Control” means any of the following: (i) any Person, other than Bruce C. Gottwald, Floyd D. Gottwald, Jr. or members of their respective families, or investment entities owned entirely (directly or indirectly) by them, either individually or acting in concert with one or more other Persons, shall have acquired beneficial ownership, directly or indirectly, of Securities of Borrower (or other Securities convertible into such Securities) representing 20% or more of the combined voting power of all Securities of Borrower entitled to vote in the election of members of the Governing Body of Borrower, other than Securities having such power only by reason of the happening of a contingency; (ii) the occurrence of a change in the composition of the Governing Body of Borrower such that a majority of the members of any such Governing Body are not Continuing Members; (iii) the occurrence of any “Change of Control” or similar event under the Senior Note Indenture; and (iv) the failure at any time of Borrower to legally and beneficially own and control 100% of the issued and outstanding shares of capital stock of Ethyl or Additives or the failure at any time of Borrower to have the ability to elect all of the Governing Body of Ethyl or Additives; provided, however, that the Permitted NewMarket Reorganization and the Permitted Subsidiary Reorganization shall not constitute a “Change in Control”. As used herein, the term “beneficially own” or “beneficial ownership” shall have the meaning set forth in the Exchange Act and the rules and regulations promulgated thereunder.

“Guaranties” means the Ethyl Guaranty, the Subsidiary Guaranty and each other guaranty agreement executed after the Effective Date which guaranties the Obligations.

“Pro Rata Share” means with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein deemed purchased by any Lender or any assignments of any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (x) the Revolving

Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

“Requisite Lenders” means Lenders having or holding more than 50% of the sum of the aggregate Revolving Loan Exposure of all Lenders.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions of “Ethyl” and “Ethyl Guaranty in the appropriate alphabetical order:

“Ethyl” means Ethyl Corporation, a Virginia Corporation, and its successors and permitted assigns.

“Ethyl Guaranty” means that certain Guaranty, dated as of the date hereof, executed by Ethyl in favor of the Administrative Agent, as such Guaranty may hereafter be amended, restated, supplemented or otherwise modified from time to time.

(c) Section 10.6 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of (a) each Lender with Obligations directly affected (whose consent shall be required for any such amendment, modification, termination or waiver in addition to that of Requisite Lenders) (1) reduce the principal amount of any Loan, (2) increase the maximum aggregate amount of Letters of Credit, (3) postpone the scheduled final maturity date of any Loan, (4) postpone the date of any scheduled installment of principal of any Loan, (5) postpone the date on which any interest or any fees are payable, (6) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder (excluding any change in the manner in which any financial ratio used in determining any interest rate or fee is calculated that would result in a reduction of any such rate or fee), (7) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit, (8) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date or (9) change in any manner the obligations of Revolving Lenders relating to the purchase of participations in Letters of Credit; (b) each Lender, (1) change in any manner the definition of “Pro Rata Share” or the definition of “Requisite Lenders” (except for any changes resulting solely from an increase in Commitments approved by Requisite Lenders), (2) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders, (3) increase the maximum duration of Interest Periods permitted hereunder, (4) release any Lien granted in favor of Administrative Agent with respect to all or substantially all of the Collateral, release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty or release Ethyl from its obligations under the Ethyl Guaranty, other than in accordance with the terms of the Loan Documents, or (5) change in any manner or waive the provisions contained in subsection 8.1 or this subsection 10.6. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders and, if affecting subsection 4.3, Issuing Lender, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 3 shall be effective without the written concurrence of Administrative Agent and, with respect to the purchase of participations in Letters of Credit, without the written concurrence of each Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit, (v) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent and (vi) no Commitment of a Lender shall be increased without the consent of such Lender (it being understood that a waiver of any condition precedent, covenants, Events of Default or Potential Events of Default or of a mandatory prepayment or Commitment reduction shall not constitute an increase in the Commitment of any Lender and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender). Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrower, on Borrower.

(d) Section 10.8 of the Credit Agreement is hereby amended by replacing the notice provision with respect to the Borrower contained in such Section in its entirety with the following:

To the Borrower:	NewMarket Corporation 330 South Fourth Street P.O. Box 2189 Richmond, VA 23218-2189 Attention: David Fiorenza Telecopy Number: (804)788-5435

3. Release of Foreign Guaranties. Upon this Amendment becoming effective, each Lender and the Administrative Agent agrees that the Foreign Guarantors shall be released from all of their liabilities under the Foreign Guaranties, and the Administrative Agent shall promptly execute and deliver to Borrower, at its request and expense, such documents, instruments or releases (all of which shall be prepared by the Borrower, without recourse or warranty to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent) as the Borrower may reasonably request to evidence the termination of all instruments of record in favor of the Administrative Agent and the Lenders with respect to the Foreign Guaranties.

4. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received the following:

(a) executed counterparts to this Amendment from Ethyl, New Borrower, each of the Guarantors and the Lenders;

(b) The Ethyl Guaranty duly executed by Ethyl;

(c) A Joinder Agreement to the Security Agreement duly executed by New Borrower;

(d) Copies of the Organizational Documents of each of Ethyl and New Borrower, certified by the Secretary of State (or foreign equivalent) of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of the applicable Loan Party, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other state in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the date hereof;

(e) Resolutions of the Governing Body of New Borrower and Ethyl approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, certified by the secretary or similar officer of such Person as being in full force and effect without modification or amendment;

(f) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

(g) A duly executed Officer’s Certificate of New Borrower together with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the transactions contemplated hereby, New Borrower and the Guarantors on a consolidated basis will be Solvent;

(h) Evidence that New Borrower shall have assumed all rights, obligations and liabilities of Ethyl with respect to the Senior Notes and the Senior Notes Indenture, and New Borrower shall have delivered to Administrative Agent complete, correct and conformed copies of the Senior Note Documents and all assumption documents related thereto, all in form and substance reasonably satisfactory to Administrative Agent, together with an Officer’s Certificate of New Borrower certifying to the foregoing. In addition, all opinions by counsel to New Borrower or any of its Subsidiaries (and, if requested by Administrative Agent, any certificates and letters) delivered in connection with the assumption of the Senior Note Documents shall be addressed to Administrative Agent and Lenders or accompanied by a written authorization from each Person delivering such an opinion stating that Administrative Agent and Lenders may rely on such opinion as though it were addressed to them;

(i) originally executed copies of one or more favorable written opinions of (i) Steven M. Edmonds, general counsel for Loan Parties and (ii) Hunton & Williams LLP, special counsel for Loan Parties, in each case in form and substance reasonably satisfactory to Administrative Agent and its counsel, relating to the enforceability of this Amendment and such other matters as Administrative Agent acting on behalf of Lenders may reasonably request; and

(j) Such other documents as Administrative Agent may reasonably request.

5. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

(a) The execution, delivery and performance by such Loan Party of this Amendment (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate action; (iii) do not violate any provision of any law or any governmental rule or regulation applicable to Ethyl, New Borrower or any of their Subsidiaries, the Organizational Documents of Ethyl, New Borrower or any of their Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Ethyl, New Borrower or any of their Subsidiaries; (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Ethyl, New Borrower or any of their Subsidiaries, (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of Ethyl, New Borrower or any of their Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Ethyl, New Borrower or any of their Subsidiaries, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to Lenders.

(b) This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

6. Reaffirmations and Acknowledgments.

(a) Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Guaranties with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranties (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.

(b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

7. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

9. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

10. Costs and Expenses. Ethyl and New Borrower jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, Ethyl and the Guarantors, by their respective authorized officers as of the day and year first above written.

NEWMARKET CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President, Treasurer, & Principal Financial Officer

ETHYL CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President, Treasurer, & Principal Financial Officer

ETHYL ADDITIVES CORPORATION

By:	/s/ Wayne C. Drinkwater
	Name:	Wayne C. Drinkwater
	Title:	Treasurer

ETHYL CANADA HOLDINGS, INC.

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Treasurer

ETHYL JAPAN HOLDINGS, INC.

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Treasurer

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ETHYL ASIA PACIFIC COMPANY

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President & Treasurer

THE EDWIN COOPER CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Treasurer

ETHYL PETROLEUM ADDITIVES, INC.

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Treasurer

NEW MARKET SERVICES CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President, Treasurer, & Principal Financial Officer

AFTON CHEMICAL INTANGIBLES, LLC

By:	/s/ C.S. Warren Huang
	Name:	C.S. Warren Huang
	Title:	Manager

AFTON CHEMICAL ASIA PACIFIC LLC

By:	/s/ C.S. Warren Huang
	Name:	C.S. Warren Huang
	Title:	Manager

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AFTON CHEMICAL CANADA HOLDINGS, INC.

By:	/s/ C.S. Warren Huang
	Name:	C.S. Warren Huang
	Title:	President

ETHYL EXPORT CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	President & Treasurer

ETHYL INTERAMERICA CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President & Treasurer

ETHYL VENTURES, INC.

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	President & Treasurer

INTERAMERICA TERMINALS CORPORATION

By:	/s/ D. A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Treasurer

ETHYL ASIA PACIFIC LLC

By:	/s/ Russell L. Gottwald
Name:
	Title:	Manager

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LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ Michael Pugsley
	Name:	Michael Pugsley
	Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

RZB FINANCE LLC

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

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LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:
Name:	Mark A. Flatin
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Siamak Saidi
Name: Siamak Saidi
Title: Commercial Banking Officer

RZB FINANCE LLC

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:
Name:	Mark A. Flatin
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

RZB FINANCE LLC

By:	/s/ John A. Vallska	/s/ Christoph Hoedl
	Name: John A. Vallska	Name: CHRISTOPH HOEDL
	Title: Vice President	Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:
Name:	Mark A. Flatin
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

RZB FINANCE LLC

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ William R. Doolittle
Name: William R. Doolittle
Title: Duly Authorized Signatory

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